T. ROWE PRICE
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T. Rowe Price State Tax-Free Income Trust

   Maryland Tax-Free Bond Fund


 Supplement to prospectus dated July 1, 1999
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 The Portfolio Management paragraph on page 18 of the prospectus is updated with the following:

 Tax-Free Bond Fund Effective March 1, 2000, Hugh D. McGuirk took over day-to-day management of the Maryland Tax-Free Bond Fund and became Chairman of its Investment Advisory Committee. Mary Miller remains with T. Rowe Price as Director of the Municipal Bond Department. Mr. McGuirk has been a member of the fund's advisory committee since 1995, and has been involved in the municipal bond management process at T. Rowe Price since 1993.
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 The date of this supplement is April 14, 2000.
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                                                                C12-041 04/14/00